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                             VAN KAMPEN HARBOR FUND
   SUPPLEMENT DATED NOVEMBER 12, 1998 TO THE PROSPECTUS DATED APRIL 30, 1998,
                  AS PREVIOUSLY SUPPLEMENTED ON JULY 14, 1998.

    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby amended with the following:

PORTFOLIO MANAGEMENT. The Fund is managed by a management team headed by Christine Drusch. Ms. Drusch has been primarily responsible for managing the Fund's investment portfolio since February 1998. Ms. Drusch has been an Assistant Vice President of the Adviser and Advisory Corp. since September 1995. Prior to that time, Ms. Drusch was Associate Portfolio Manager of the Adviser. Matthew Hart and David McLaughlin are co-managers, responsible for the day-to-day management of the Fund's investment portfolio. Mr. Hart has been Associate Portfolio Manager of the Adviser and Advisory Corp. since August 1997. Prior to that time, Mr. Hart was with AIM Capital Management. Mr. McLaughlin has been Associate Portfolio Manager of the Adviser and Advisory Corp. since October 1998. Mr. Laughlin has worked for the Adviser since 1986.

                                                                    HAR SPT 1198